UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2005

SYNPLICITY, INC.

(Exact Name of the Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-31545	77-0368779
(Commission File Number)	(I.R.S. Employer Identification No.)

600 West California Avenue, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 215-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 17, 2005 and October 19, 2005, Synplicity, Inc. (“Synplicity”) and John Hanlon, Synplicity’s senior vice president of finance and chief financial officer, entered into (i) an Offer Letter (the “Offer”) and (ii) a Change of Control Option Acceleration Agreement (the “Agreement”), respectively.

Pursuant to the Offer, Synplicity and Mr. Hanlon entered into the Agreement which provides that in the event all or substantially all of Synplicity’s assets are sold, or if Synplicity is a party to a merger as a result of which its shareholders own less than 50% of the surviving entity (each, a “Change of Control”), and the employment of Mr. Hanlon is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, all unvested stock issued to Mr. Hanlon will immediately vest and become exercisable.

Item 2.02 Results of Operations and Financial Condition.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 20, 2005, Synplicity, Inc. issued a press release announcing its financial results for its quarter ended September 30, 2005. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Please see the disclosure under Item 1.01 above for a brief description of the material terms of the Offer and the Agreement between Synplicity and John Hanlon. On October 17, 2005, Synplicity issued a press release announcing the hiring of John Hanlon as senior vice president of finance and chief financial officer. Prior to joining Synplicity, Mr. Hanlon served as executive vice president and chief financial officer of Accelrys, Inc. from June 2002 through January 2005, member of the board of directors of Digital Courier Technologies, Inc. from November 2001 through March 2002 and president and chief financial officer of Digital Courier Technologies, Inc. from August 2000 through October 2001. Mr. Hanlon is 57 years old.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
10.44	Offer Letter dated September 26, 2005 between Registrant and John Hanlon

99.1	Press Release dated October 17, 2005 of Synplicity Inc. for John J. Hanlon

99.2	Press Release dated October 20, 2005 of Synplicity Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2005

SYNPLICITY, INC.

By:	/s/ Gary Meyers
Gary Meyers
Chief Executive Officer and President

By:	/s/ John J. Hanlon
John J. Hanlon
Senior Vice President of Finance and Chief Financial Officer

SYNPLICITY, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
10.44	Offer Letter dated September 26, 2005 between Registrant and John Hanlon

99.1	Press Release dated October 17, 2005 of Synplicity Inc. for John Hanlon

99.2	Press Release dated October 20, 2005 of Synplicity, Inc.